Supplement to the Prospectus and Statement of Additional Information

CREDIT SUISSE HIGH YIELD FUND, INC.

The following information supplements the information in the above-listed fund's Prospectus and Statement of Additional Information.

On May 3, 2010, the Board of Directors (the "Board") of Credit Suisse High Yield Fund, Inc. (formerly, Credit Suisse Global High Yield Fund, Inc.) (the "High Yield Fund") approved the reorganization of the High Yield Fund (the "Reorganization") into Credit Suisse High Income Fund (the "High Income Fund" and together with the High Yield Fund, the "Funds"), a series of Credit Suisse Opportunity Funds. The Reorganization will consist of the transfer of all of the assets of the High Yield Fund in exchange solely for Common Class shares of the High Income Fund and the assumption by the High Income Fund of all of the liabilities of the High Yield Fund, and the distribution of Common Class shares of the High Income Fund to the shareholders of the High Yield Fund in liquidation of the High Yield Fund. The Reorganization does not require approval by shareholders of either Fund.

An information statement describing the Reorganization will be mailed to shareholders of the High Yield Fund in advance of the closing of the Reorganization which is expected to occur in late August 2010. Upon completion of the Reorganization, each shareholder of the High Yield Fund will become a shareholder of the Common Class of the High Income Fund and would receive on a tax-free basis shares of beneficial interest of the Common Class of the High Income Fund with the same aggregate net asset value as their shares of common stock of the High Yield Fund.

Dated: June 15, 2010

GHY-PRO-16-0610
2010-006